          For Ministry Use Only                    Ontario Corporation Number
     A l'usage exclusif du ministere             Numero de la societe en Ontario

                                                              1269226
                                                 -------------------------------
(GOVERNMENT OF ONTARIO EMBLEM)
Ministry of                                Ministere de
Consumer and                               la Consommation
Commercial Relations                       et du Commerce
CERTIFICATE                                CERTIFICAT
This is to certify that these articles     Ceci certifie que les presents status
are effective on                           entrent en vigueur le

                          SEPTEMBER 11     SEPTEMBRE, 2000

                                      /s/
                              Director/Directrice
           Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------

                                        ARTICLES OF AMENDMENT
   Form 3                              STATUTS DE MODIFICATION
  Business
Corporations        1. The name of the corporation is:     Denomination sociale de la societe:
    Act
                       NOVOPHARM BIOTECH INC.
 Formule 3
 Loi sur les           ------------------------------------------------------------------------
societes par
  actions              ------------------------------------------------------------------------

                       ------------------------------------------------------------------------

                    2. The name of the corporation is      Nouvelle denomination sociale de la
                       changed to (if applicable):         societe (s'il y a lieu):

                       VIVENTIA BIOTECH INC.

                       ------------------------------------------------------------------------

                       ------------------------------------------------------------------------

                       ------------------------------------------------------------------------

                    3. Date of incorporation/amalgamation:   Date de la constitution ou de la fusion:

                                                       1997/08/25
                       ------------------------------------------------------------------------
                                                  (Year, Month, Day)
                                                  (annee, mois jour)

                    4. The articles of the corporation     Les statuts de la societe sont modifies
                       are amended as follows:             de la facon suivante:

                    The certificate and articles of the corporation are amended to change the name of the corporation from Novopharm Biotech Inc. to Viventia Biotech Inc.



DSG 01/2000

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                                                                               2

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

     La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.

6. The resolution authorizing the amendement was approved by the shareholder/ directors (as applicable) of the corporation on

     Les actionnaires ou les administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le


                                  2000/09/06
--------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

These articles are signed in duplicate.

Les presents statuts sont signes en double exemplaire.


                             NOVOPHARM BIOTECH INC.
           ---------------------------------------------------------------------
                             (Name of Corporation)
                      (Denomination sociale de la societe)



                                                  MICHAEL A. BYRNE
   By/Par:           /s/                       CHIEF FINANCIAL OFFICER
           ---------------------------------------------------------------------
                 (Signature)                   (Description of Office)
                 (Signature)                         (Fonction)




DSG 01/2000